UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 16, 2011

                      FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                           000-29649               91-1922863
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(State or other jurisdiction     (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (250) 477-9969
                                                      ---------------

                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01   Entry into a Material Definitive Agreement.

     On February 16, 2011 the Company purchased 792,576 shares of its common stock from clients of Pictet Asset Management S.A. The shares were acquired at a price of $1.30 per share for a total purchase price of $1,030,349.

     The shares acquired in the transaction were returned to treasury and cancelled.


Item 9.01   Financial Statements and Exhibits.

     Exhibit 10.1    Stock Purchase Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 16, 2011.

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By:
                                     ------------------------------
                                     Daniel B. O'Brien, President
                                     and Chief Executive Officer

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